CENTRAL SECURITIES CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 14, 2001

      NOTICE is hereby given that the Annual Meeting of Stockholders of Central Securities Corporation will be held at the office of Chadbourne & Parke LLP, 30 Rockefeller Plaza, 36th floor, New York, New York on Wednesday, March 14, 2001 at 11 A.M., for the following purposes:

            1. To elect a board of five directors;

            2. To act upon a proposal to ratify the selection of KPMG LLP as independent auditors for the Corporation for the ensuing year; and

            3. To act upon such other matters as may properly come before the meeting.

      The Board of Directors has fixed the close of business on January 26, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, and only stockholders of record on such date are entitled to vote on these matters at the meeting or any adjournment thereof.

                                              By order of the Board of Directors

                                                      MARLENE A. KRUMHOLZ
                                                           Secretary

New York, New York
February 6, 2001

      A proxy is enclosed with this Notice and Proxy Statement. Please complete, SIGN and promptly return your proxy in the enclosed envelope. This will assure a quorum and save further solicitation costs.

PROXY STATEMENT
---------------

                                                                February 6, 2001

                         CENTRAL SECURITIES CORPORATION
                                 375 PARK AVENUE
                            NEW YORK, NEW YORK 10152
                             (Tel. No. 212-688-3011)

      This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about February 6, 2001 in connection with the solicitation of proxies by the Board of Directors of Central Securities Corporation (the "Corporation") for use at the Annual Meeting of Stockholders of the Corporation to be held on March 14, 2001, or any adjournment thereof (the "Meeting"). Properly executed proxies received by the Corporation prior to the Meeting will be voted in accordance with the specific voting instructions indicated on the proxy. If no instructions are specified, the shares will be voted for the nominees for director and in favor of item (2). Any proxy may be revoked at any time before it is exercised at the Meeting by the delivery or mailing of written notice to the Secretary of the Corporation, by executing and delivering a later-dated proxy or by appearing and voting in person by ballot at the Meeting.

      The record date for stockholders entitled to vote at the Meeting is the close of business on January 26, 2001. On that date, the Corporation had outstanding 18,103,346 shares of Common Stock.

      The holders of the Corporation's Common Stock shall be entitled to one vote per share. The presence, in person or by proxy, of a majority of the issued and outstanding stock of the Corporation shall constitute a quorum for the transaction of business at the Meeting.

                SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, OF
                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS,
                            AND OF EXECUTIVE OFFICERS

      The following table sets forth information as of December 31, 2000 regarding the share ownership of each person who is known to the Corporation to have been a beneficial owner of more than five percent of the Common Stock of the Corporation, of each nominee for election to the Board of Directors of the Corporation, and of all directors and executive officers as a group:

Name of Nominee to
the Board of Directors                                                Amount and
or Name and Address                                               Nature of Beneficial         Percent
of Beneficial Owner                                                   Ownership(1)           of Class(2)
----------------------                                            --------------------      ------------
Donald G. Calder* ............................................         85,212(3)

Jay R. Inglis* ...............................................          1,337

Christian A. Johnson
   Endeavor Foundation(4) ....................................      6,525,530                   36.0
1060 Park Avenue
New York, New York 10028

Dudley D. Johnson* ...........................................         35,392(5)

Wilmot H. Kidd* ..............................................      2,069,196(6)(7)             11.4
375 Park Avenue
New York, New York 10152

Mrs. Wilmot H. Kidd ..........................................      2,069,196(6)(7)             11.4
1060 Park Avenue
New York, New York 10028

C. Carter Walker, Jr.* .......................................        450,603(7)(8)              2.5

All directors and officers
  as a group .................................................      2,297,771(7)                12.7


----------
*     Indicates nominee for election to the Board of Directors.

      (1) Except as otherwise indicated, to the Corporation's knowledge the beneficial owner had sole investment power and sole voting power with respect to the shares shown opposite the name of such beneficial owner.

      (2) As calculated on the basis of 18,103,346 shares of Common Stock outstanding on December 31, 2000, Messrs. Calder, Inglis and Johnson each owned less than 1% of the outstanding Common Stock.

      (3) Includes 12,455 shares of Common Stock owned by Mr. Calder's wife or held for the benefit of their children and 7,089 shares of Common Stock owned by the Donald Grant and Ann Martin Calder Foundation (the "Calder Foundation"). Mr. Calder is the President and Treasurer of the Calder Foundation. He disclaims beneficial ownership of all such shares. The shares set forth for Mr. Calder also include 51,843 shares held in the estate of his mother, of which Mr. Calder is executor.

      (4) Mrs. W. H. Kidd, whose husband is the President of the Corporation, is President and Trustee of the Christian A. Johnson Endeavor Foundation (the "Foundation").

      (5) Includes 15,390 shares of Common Stock held in the Young & Franklin Inc. Retirement Income Trust of which Mr. Johnson is trustee and 1,000 shares of Common Stock held by the Disosway Foundation. Mr. Johnson is the Trustee of the Disosway Foundation. He disclaims beneficial ownership of all such shares.

                                         (Footnotes continued on following page)

(Footnotes continued from previous page)

      (6) An aggregate of 2,069,196 shares of Common Stock were included in the shares beneficially owned by each of Mr. and Mrs. Kidd. The shares set forth for each of Mr. Kidd and Mrs. Kidd include 353,710 shares of Common Stock owned by Mr. Kidd as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mrs. Kidd disclaims beneficial ownership; 767,844 shares of Common Stock owned by Mrs. Kidd or held in trusts for her benefit as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. Kidd disclaims beneficial ownership; and 899,528 shares of Common Stock owned by Mr. and Mrs. Kidd's children or held in trusts for their benefit or for the benefit of other family members as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership. The shares set forth for each of Mr. and Mrs. Kidd also include 25,925 shares of Common Stock held in trust for the benefit of the children of Mr. C. Carter Walker, Jr. as to which Mr. Kidd had shared investment power and shared voting power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership.

      (7) An aggregate of 343,969 shares of Common Stock were included in the shares beneficially owned by each of Mr. Kidd, Mrs. Kidd, and Mr. C. Carter Walker, Jr.

      (8) Includes 56,080 shares of Common Stock owned by Mr. Walker's wife or held in trusts for the benefit of their children as to which Mr. Walker had shared investment power and shared voting power, 25,925 shares of Common Stock held in trust for the benefit of his children as to which Mr. Walker had no voting or investment power, and 318,044 shares of Common Stock held in a trust for the benefit of Mrs. Wilmot H. Kidd or her children as to which Mr. Walker had shared investment power and shared voting power. Mr. Walker disclaims beneficial ownership of all such shares.

      The share ownership of Wilmot H. Kidd, President of the Corporation, is given above. No other executive officer of the Corporation owns, beneficially or otherwise, any shares of stock of the Corporation.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and persons who own more than ten percent of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Corporation with copies of all
Section 16(a) forms they file.

      To the Corporation's knowledge, based solely on review of copies of such reports furnished to the Corporation and written representations that no other such reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that Donald G. Calder, a Director of the Corporation, filed late with the SEC a Form 4 for fiscal 2000 relating to a purchase of Common Stock.

                                VOTING PROCEDURES

      The election of directors requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Common Stock represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees for election as director will be counted for the purpose of determining the number of shares present and entitled to vote, and shall therefore have the same effect as if the shares represented thereby were voted against such election. The ratification of the selection of independent auditors of the Corporation requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Common Stock represented by proxies which are marked "abstain" with respect to any matter to be voted upon will be counted for the purpose of determining the number of shares present and entitled to vote, and shall therefore have the same effect as if the shares represented thereby were voted against such matter. Broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise his discretionary authority with respect thereto) will be treated as present but not entitled to vote at the Meeting for the purpose of determining the number of votes needed with respect to each item to be voted upon, and shall therefore have no effect on such vote.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      The Board of Directors recommends the election of five directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If any nominee for director is unable or declines to serve, for any reason not now foreseen, the discretionary authority provided in the proxy will be exercised to vote for a substitute. All the nominees have consented to become directors and all were elected at the last Annual Meeting of Stockholders.

      Duly authorized proxies for Common Stock will be voted for the election of Mr. Donald G. Calder, Mr. Jay R. Inglis, Mr. Dudley D. Johnson, Mr. Wilmot H. Kidd and Mr. C. Carter Walker, Jr.

      The following table indicates the age, principal occupations during the last five years and positions (if any) with the Corporation, and the year each nominee was first elected to the Board of Directors:

                                                  Principal Occupations                       Director of
                                                    (last five years)                         Corporation
                                                  and Position (if any)                       Continuously
      Nominee                Age                  with the Corporation                           Since
      -------                ---                  --------------------                        ------------
Donald G. Calder ..........  63       President, G. L. Ohrstrom & Co., Inc. (private              1982
                                        investment firm) since January 1997, Vice
                                        President from 1996 to 1997, and Partner of its
                                        predecessor from 1970 to 1996; Director of
                                        Brown-Forman Corporation, Carlisle Companies
                                        Incorporated and Roper Industries, Inc.
                                        (manufacturing companies)

Jay R. Inglis .............  66       Executive Vice President, Holt Corporation                  1973
                                        (insurance holding company)

Dudley D. Johnson .........  61       President, Young & Franklin Inc. (private                   1984
                                        manufacturing company)

                                                  Principal Occupations                       Director of
                                                    (last five years)                         Corporation
                                                  and Position (if any)                       Continuously
      Nominee                Age                  with the Corporation                           Since
      -------                ---                  --------------------                        ------------
Wilmot H. Kidd* ...........  59       Investment and research - President, Central                1972
                                        Securities Corporation; Trustee, DLJ Focus
                                        Funds, DLJ Opportunity Funds, DLJ Select
                                        Funds and DLJ High Yield Bond Fund
                                        (investment companies)

C. Carter Walker, Jr. .....  66       Private Investor                                             1974

----------
* Mr. Kidd is an "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

      The Board of Directors had ten regular meetings in 2000. The Board of Directors has an Audit Committee consisting of Messrs. Calder, Inglis, Johnson and Walker. The members of the Audit Committee are independent as defined in
Section 121(A) of the American Stock Exchange's listing standards. The Board of Directors does not have a Compensation Committee or a Nominating Committee. All directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees on which they served.

      The Board of Directors has adopted a written charter for the Audit Committee, a copy on which is attached to this proxy statement as Exhibit A (the "Charter"). Pursuant to the Charter, the Audit Committee assists the Board of Directors by providing oversight on matters pertaining to the accounting, financial reporting, internal control and audit activities of the Corporation including: recommending to the Board of Directors the selection of independent auditors; reviewing with management the Corporation's year-end audited financial statements; reviewing the scope and results of the annual audit with the independent auditors; and providing oversight on matters pertaining to the independence and performance of the independent auditors. The Audit Committee met three times during 2000.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee has reviewed the audited financial statements of the Corporation for the year ended December 31, 2000, and has met with management and KPMG LLP, the Corporation's independent auditors, to discuss the audited financial statements.

      The Audit Committee received from KPMG LLP written disclosures regarding their independence and the letter required by Independence Standards Board Standard No. 1, and has discussed with KPMG LLP their independence. In connection with its review, the Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement of Auditing Standards No. 61.

      Based on its review and discussions with management and KPMG LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report to Stockholders for the year ended December 31, 2000.

Members of the Audit Committee:

Jay R. Inglis, Chairman
Donald G. Calder
Dudley D. Johnson
C. Carter Walker, Jr.

                      EXECUTIVE OFFICERS OF THE CORPORATION

      The executive officers of the Corporation are Mr. Wilmot H. Kidd, President, Mr. Charles N. Edgerton, Vice President and Treasurer, and Ms. Marlene A. Krumholz, Secretary. Ms. Karen E. Riley was Secretary through her resignation effective December 31, 2000. Information concerning Mr. Kidd is given above under "Election of Directors." Mr. Edgerton, 56, was elected Vice President in 1989 and has been Treasurer since 1985. Marlene A. Krumholz, 37, joined the Corporation in November 2000 and was elected Secretary effective January 1, 2001 upon the resignation of Karen E. Riley. Ms. Krumholz was Senior Manager, PricewaterhouseCoopers LLP (public accounting) from October 1997 to November 2000, and prior thereto, was Vice President, Fund Administration, Evergreen Investment Services (investment management). Ms. Riley, 50, had been Secretary since 1986. Executive officers serve as such until the election of their successors.

                                  COMPENSATION

      The table below sets forth for all directors and for each of the three highest-paid executive officers the aggregate compensation received from the Corporation for 2000 for services in all capacities:

                                                                                             Pension or
                                                                                             Retirement
                                                                                           Benefits Accrued
Name of Person,                                                          Aggregate           as Part of
   Position                                                            Compensation          Expenses(1)
---------------                                                        ------------        ----------------
Donald G. Calder
  Director ........................................................      $ 21,500

Jay R. Inglis
  Director ........................................................        21,500

Dudley D. Johnson
  Director ........................................................        20,000

C. Carter Walker, Jr
  Director ........................................................        21,000

Wilmot H. Kidd
  President and Director(2) .......................................       900,000               $ 25,500

Charles N. Edgerton
  Vice President and Treasurer ....................................       251,701(3)              25,500

Karen E. Riley
  Secretary(4) ....................................................       162,099(3)              24,315


----------
      (1) Represents contributions to the Corporation's Profit Sharing Plan.

      (2) All remuneration received by Mr. Kidd was in his capacity as President of the Corporation.

      (3) Includes compensation of $120,000 and $76,000 accrued in 2000 for Mr. Edgerton and Ms. Riley, respectively, deferred until January, 2001.

      (4) Resigned effective December 31, 2000.

      Effective January 1, 2001, each director who is not an officer is paid an annual retainer of $12,000, a fee of $1,000 for each Board of Directors meeting attended in person, and $500 for participating in a Board of Directors meeting by telephone. Each member of the Audit Committee is paid $1,000 for each Audit Committee meeting attended. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings.

Profit Sharing Plan

      Generally, all salaried employees of the Corporation are eligible to participate in the Profit Sharing Plan. The Plan provides for contributions by the Corporation from its profits of up to 15% of an employee's compensation. The vested contributions credited to an employee's account are payable at normal (age 65), early, or disability retirement, death or other termination of employment and may be paid in various forms, including a lump sum cash payment or a monthly annuity. The officers referred to above are fully vested in all contributions to the Plan.

      Employees may withdraw the amounts of any voluntary contributions made prior to 1991 and may, under certain conditions, withdraw or borrow against vested Corporation contributions. Under the Plan, each employee is permitted to invest the assets in his account in the capital stock of one or more regulated investment companies from a selection provided from time to time by the Plan Administrator. Such regulated investment companies include, among others, U.S. Treasury funds; short-term, global government and international bond funds; and general and specialized stock funds.

                                   AUDIT FEES

      The aggregate fees billed to the Corporation by KPMG LLP for the performance of the audit and the review of the Corporation's financial statements during 2000 were $30,500.

                                 ALL OTHER FEES

      The aggregate fees billed to the Corporation by KPMG LLP for all non-audit services, including fees for tax-related services, during 2000 were $13,000. Such non-audit services did not include any financial information systems design and implementation services. The Audit Committee considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining KPMG LLP's independence with respect to the Corporation.

                PROPOSAL 2. RATIFICATION OF INDEPENDENT AUDITORS

      Stockholders are invited to ratify the selection of KPMG LLP as independent auditors of the Corporation for the year 2001. KPMG LLP has no direct or material indirect financial interest in the Corporation other than its employment in such capacity.

      At a meeting held January 24, 2001, a majority of the directors who were not "interested persons" (as defined under the Investment Company Act of 1940) selected KPMG LLP to act as auditors for the Corporation during 2001. A representative of KPMG LLP is not expected to be present at the Meeting.

      The Board of Directors recommends a vote FOR this selection.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters which may properly be, and are likely to be, brought before the Meeting. However, if any proper matters are brought before the Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote thereon according to their best judgment.

                           2002 STOCKHOLDER PROPOSALS

      Any stockholder proposals for inclusion in the Corporation's proxy statement for the 2002 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 ("14a-8 proposals") must be received by the Corporation at its office at New York, New York prior to October 10, 2001.

      Pursuant to Rule 14a-4 of the Securities and Exchange Act of 1934, the Corporation has discretionary voting authority with respect to any non-Rule
14a-8 proposals for the 2002 Annual Meeting of Stockholders that are not received by the Corporation prior to December 24, 2001.

                                  MISCELLANEOUS

      The Corporation will pay all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Corporation may also solicit proxies by telephone or personal interview. The Corporation will request brokers, banks and nominees who hold stock in their names to furnish this proxy material to the beneficial owners thereof and to solicit proxies from them, and will reimburse such brokers, banks and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

      A copy of the Annual Report including financial statements for the year ended December 31, 2000 is enclosed.

      Please date, sign and return the enclosed proxy at your earliest convenience. No postage is required for mailing in the United States.

                                                                       Exhibit A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                        OF CENTRAL SECURITIES CORPORATION

AUTHORITY AND PURPOSE

      By resolution adopted December 17, 1973, the Board of Directors of Central Securities Corporation (the "Corporation") created an Audit Committee of the Board of Directors (the "Audit Committee"), for the purposes generally of recommending the selection of the independent auditors, reviewing the adequacy of internal controls, and reviewing the scope and results of the audit.

      The function of the Audit Committee is oversight. The Corporation's management is responsible for the preparation of the Corporation's financial statements and for maintaining appropriate accounting and financial reporting principles and policies as well as internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Corporation's financial statements.

      The Corporation's management and independent auditors have more time, knowledge and detailed information on the Corporation than do the members of the Audit Committee. Therefore, in carrying out its oversight responsibilities, the Audit Committee is not providing any special assurance as to the Corporation's financial statements nor any professional certification as to the independent auditor's work. The members of the Audit Committee shall be entitled to rely upon the integrity of the individuals and organizations within and outside the Corporation from whom it receives information and the accuracy of the information provided to them by such individuals or organizations absent actual knowledge to the contrary.

      The   following   affirms   and  sets  forth  in  detail  the   membership
requirements, structure and responsibilities of the Audit Committee.

MEMBERSHIP REQUIREMENTS

1. The Audit Committee shall be elected by the Board of Directors and shall be comprised solely of independent directors, and each member of the Audit Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as an Audit Committee member.

2. The members of the Audit Committee shall meet the independence and experience requirements of the exchange on which the Corporation's stock is listed, as in effect from time to time.

STRUCTURE

1. The number of directors comprising the Audit Committee shall be no fewer than three, such number to be determined from time to time by the Board of Directors.

2. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote.

3. The Audit Committee shall meet formally at least three times each year or more frequently as circumstances may dictate, and it shall meet privately (without members of management present) with the independent auditors at its discretion to discuss any matters that the Audit Committee or the independent auditors believe should be discussed.

RESPONSIBILITIES

Independent Auditors

      It shall be the responsibility of the Audit Committee to assist the Board of Directors by providing oversight on matters pertaining to the independence and performance of the independent auditors and to recommend annually the independent auditors to be selected by the Board of Directors subject to ratification by the vote of the stockholders of the Corporation. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors as representatives of the stockholders of the Corporation.

      In carrying out these responsibilities, the Audit Committee shall:

1. Receive annually from the independent auditors a formal written statement delineating all relationships between the auditors and the Corporation in accordance with Independence Standards Board Standard 1.

2. Actively engage in a dialogue with the independent auditors regarding any disclosed relationship or services performed by the independent auditors that might impact the objectivity and independence of the auditors and take, or recommend that the full Board of Directors take, appropriate action to oversee and satisfy itself annually of the independence of the independent auditors.

3. Receive annually from the independent auditors an engagement letter and review the fees and other significant compensation to be paid to the independent auditors.

4. Review and discuss with the independent auditors the proposed scope, staffing, reliance upon management and general audit approach of the year-end audit.

5.    Communicate  to  the   independent   auditors  that  they  are  ultimately
      accountable to the Audit Committee and the Board of Directors as the representatives of the stockholders of the Corporation.

Financial Reporting

It shall be the responsibility of the Audit Committee to assist the Board of Directors by providing oversight on matters pertaining to the accounting, financial reporting, internal control and audit activities of the Corporation.

      In carrying out these responsibilities, the Audit Committee shall:

1. Review and discuss with management and the independent auditors, following the conclusion of the year-end audit, the audited financial statements to be included in the Corporation's annual report to stockholders under
      Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder, including discussion of certain matters required to be communicated to audit committees in accordance with AICPA Statement of Accounting Standards No. 61 ("SAS 61").

2. Discuss and consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting in accordance with SAS 61.

3. Discuss with management and the independent auditors significant issues regarding the Corporation's internal controls, including any significant findings prepared by the independent auditors with respect thereto.

4. Inquire into any changes in the Corporation's accounting principles and practices and the effect of any changes in accounting standards that may materially affect the Corporation's financial reporting practices.

5. Advise the Board of Directors of the Corporation whether, based on these reviews and discussions and its assessment of the independent auditors' independence, the Audit Committee recommends that the audited financial statements be included in the Corporation's annual report to stockholders under Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

Other Duties

      In addition to the foregoing responsibilities, the Audit Committee shall:

1.    Prepare   annually  a  report  to  stockholders  to  be  included  in  the
      Corporation's proxy statement as required by the Securities and Exchange Commission ("SEC").

2. Review and reassess the adequacy of this Charter at least annually, make recommendations to the Board of Directors, as conditions dictate, to update the Charter, and direct that the Charter be included as an exhibit to the Corporation's proxy statement at least every three years in accordance with SEC regulations.

3. Perform any other activities consistent with this Charter, the Corporation's by-laws, and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate, including causing an investigation to be made into any matter brought to the attention of the Audit Committee within the scope of its duties, with power to retain outside counsel or consultants if, in its judgment, that is appropriate.

                         CENTRAL SECURITIES CORPORATION

             Proxy Solicited on Behalf of the Board of Directors of

                  the Company for Annual Meeting March 14, 2001

P  The  undersigned  hereby  appoints  MICHAEL  J.  BARBERA,  WILMOT H. KIDD and
R  MARLENE  A.  KRUMHOLZ,   and  each  of  them,  as  attorneys  with  power  of
O substitution, to represent the undersigned at the annual meeting of X stockholders of Central Securities Corporation to be held at the office of Y Chadbourne & Parke LLP, 30 Rockefeller Plaza, 36th Floor, New York, New York
   on March 14, 2001, at 11:00 o'clock A.M., and at any adjournment thereof, on all matters which may properly come before the meeting.

      Election of Directors:

           Nominees to be elected by Common Stock:
             Donald G. Calder, Jay R. Inglis,
             Dudley D. Johnson, Wilmot H. Kidd
             and C. Carter Walker, Jr.

--------------------------------------------------------------------------------
               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                           (Continued on reverse side)

|X| Please mark your                                                        1224
    votes as in this
    example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR election of directors and FOR Proposal 2.

                  FOR    WITHHELD                      FOR   AGAINST   ABSTAIN
1. ELECTION OF    |_|      |_|     2. APPROVAL OF      |_|     |_|       |_|
   DIRECTORS.                         KPMG LLP
   (see reverse)                      as independent
                                      auditors for
                                      2001.

                                   3. In their discretion, upon such other
                                      matters as may properly come before the
                                      meeting or any adjournments thereof.

For, except vote withheld from the following nominee(s):

________________________________________________________

                                                This Proxy Must Be Signed
                                             Exactly as Name Appears Hereon

                                      Joint owners should each sign.  Executors,
                                      administrators,   trustees,  etc.,  should
                                      give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

                                      __________________________________________

                                      ______________________________________2001
                                        SIGNATURE(S)                 DATE